UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 3, 2026
________________________________________________________________

IDEAL POWER INC.
(Exact name of registrant as specified in Charter)

Delaware	001-36216	14-1999058
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

5508 Highway 290 West, Suite 120
Austin, Texas, 78735
(Address of Principal Executive Offices)

512-264-1542
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	IPWR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 3, 2026, Ideal Power Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) as a virtual meeting online via live audio webcast at which the Company’s stockholders approved the Amended & Restated Ideal Power Inc. 2013 Equity Incentive Plan (the “2013 Plan”). The 2013 Plan was amended primarily to (1) increase the number of authorized shares under the 2013 Plan by 800,000 shares, (2) modify terms relating to repricing, repurchase or cancellation of options without stockholder approval, and (3) extend the term of the 2013 Plan to June 3, 2036. The 2013 Plan became effective immediately upon stockholder approval at the Annual Meeting.

A summary of the material terms of the 2013 Plan are set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 27, 2026 (the “Proxy Statement”). The summaries of the 2013 Plan set forth above and in the Proxy Statement are qualified in their entirety by reference to the full text of the 2013 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 5.07.         Submission of Matters to a Vote of Security Holders.

As noted above, the Company held its Annual Meeting on June 3, 2026, at which there were 7,010,910 shares of common stock represented to vote either in person or by proxy, or 57.68% of the outstanding shares entitled to vote, which represented a quorum. The Company’s stockholders voted on, and approved, the following proposals at the Annual Meeting:

Proposal 1 — Election of five directors to serve until the 2027 annual meeting of stockholders and until their respective successors are elected and qualified.

Nominee:	For	Withheld	Broker Non-Votes
David Somo	4,273,623	16,964	2,720,323
Drue Freeman	4,139,174	151,413	2,720,323
Gregory Knight	4,251,652	38,935	2,720,323
Ted Lesster	4,239,049	51,538	2,720,323
Michael C. Turmelle	4,239,230	51,357	2,720,323

Proposal 2 — Ratification of the appointment of BPM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

For	Against	Abstain
6,988,321	14,395	8,194

Proposal 3 — Approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
3,588,466	625,041	77,080	2,720,323

Proposal 4 — Approval of the Amended and Restated Ideal Power Inc. 2013 Equity Incentive Plan.

For	Against	Abstain	Broker Non-Votes
3,624,425	601,975	64,187	2,720,323

Item 9.01.         Financial Statements and Exhibits.

d)  Exhibits.

Exhibit No.	Description
10.1	Amended and Restated Ideal Power Inc. 2013 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 4, 2026	IDEAL POWER INC.

	By:	/s/ Timothy Burns
Timothy Burns
Chief Financial Officer